QUADRIN GROUP
REDEFINING DUE DILIGENCE

PROJECT FUNDIDO

March 2025

CONTENTS

1. DUE DILIGENCE SCOPE DOCUMENT

LENDER DUE DILIGENCE – PROJECT FUNDIDO

Overview

- This review is in respect of portfolios RPLs and NPLs in Spain, originated by Abanca, Cajamar and Banco Sabadell and serviced by Pepper Spain and Hispania. By way of sight of relevant policies, procedures and individual loans files, the review covered:
  - Policies and Procedures;
  - Underwriting;
  - Servicing;
  - Complaints Handling;
  - Regulatory Compliance; and
  - Litigation

Policies and Procedures

- Where available, Quadrin reviewed the operational policies and procedures - Underwriting; Servicing and Arrears Management; Complaint Handing; and Regulatory Compliance (where applicable) and tested them against the sample to ensure they are followed and demonstrate good market practice identifying any weaknesses in the lender or servicers systems and controls.

Underwriting

- Where the 3 originating banks make information available, Quadrin:
  - Confirmed that the underwriting decisions were in accordance with the lending and product guidelines provided.
  - Reviewed the underwriting decisions made to confirm they met with an underwriting standard commonly applied by a prudent lender in Spain at the date of the underwriting decision.

Servicing

- Where the banks and servicers made information available, Quadrin reviewed each loan noting the lender and servicers adherence to criteria and guidelines. This included a review of:
  - Payment performance;
  - Servicing activities;
  - Collections strategies;
  - Collections system notes and customer correspondence;
  - Review of payment plans, forbearance measures and supporting evidence of affordability;
  - Review of any hardship & vulnerability policy and procedures adopted; and
  - Use of litigation and other 3rd party agencies.

Complaints Handling

- Quadrin obtained the relevant complaints logs for the portfolios from each lender and commented on any material or thematic issues observed over the most recent 6 month period.

Regulatory Compliance

- Quadrin sought to ensure loans had been originated and serviced in compliance with Bank of Spain/ECB regulations and with KYC/AML regulations.
- Quadrin sought to compare the procedures with good practice in the sector.
- Quadrin noted if there was any evidence that borrowers had been in touch with debtors' associations such as PAH.
- Where applicable to any loans in the sample, Quadrin ensured appropriate vulnerability/socially excluded persons procedures were adhered to.

Litigation

- Quadrin obtained the relevant litigation logs for the portfolios from each lender and commented on any material or thematic issues observed over the most recent 6 month period.

2. DOCUMENTS REVIEWED

ABANCA

RMBS Miravet 2023-1 Prospectus

CAJAMAR

Credit Risk Manual Extract

PEPPER

Anti-Bribery and Corruption Policy v.01
Code of Conduct v.02
Conflict of Interest v.02
Data Protection Manual v1.0
Fraud Management Policy v0.1
Business Continuity Management Policy v1.1
Incident Management Procedure v.04
Vulnerable Customers Policy / Good Practices Code v0.1
AML/FT Policy v.04
Data Protection Policy
Corporate Social Responsibility Policy v3
Information Security Policy v3
Servicing Policy v0.2
Email, Laptops and Internet Use Policy v3
Data Protection Rights Policy
Foreclosure Procedures Guidelines v0.3
Complaints Handling Policy v2.0

HISPANIA

AML Manual SHELLBROOK INVESTMENT 25-07-23 vdef
Borrowers and Clients Complaints management process 19-03-27
Brokers Appointment Policy
Closing Policies Processes and Procedures 22-10-10
Eviction Process and the Amicable Possession Strategy 19-12-30
H-AM Anti-Bribery Policy
H-AM Business Continuity Plan. Draft 20-09-15
H-AM Code of Conduct 22-11-22
H-AM Data Protection Policy 20-11-24
H-AM Fraud and Corruption Prevention Policy
H-AM Valuation Update Policy 21-06-24
Management of GDPR Rights Execution Process 18-07-03
Out of the Pocket Costs and Expenses Policy. Draft 18-12-14
Payments to third party policy 21-07-07

3. POLICIES AND PROCEDURES

- Pepper Advantage (“Pepper”) and Hispania Asset Management are well-stablished debt servicers in the Spanish market, both members of the Spanish Debt Collection Association (ANGECO).
- Pepper and Hispania have provided their internal policies and operational procedures, which are up to date.
- Their servicing activities adhere to current regulationd and good market practice.
- Abanca, Cajamar and Sabadell are regulated banks under the control and supervision of the Bank of Spain. They have formal operational procedures that comply with Bank of Spain regulations on underwriting, protection and fair treating of consumers, complaints handling and assessment of vulnerable consumers.

The revised policies and procedures are in line with the Bank of Spain's regulations on underwriting, consumer protection and fair treatment, complaints handling and assessment of vulnerable consumers.

4. UNDERWRITING

- Quadrin has reviewed a sample of loans to check whether UW decisions were made in accordance with prudent lending criteria.
- Due to the age of the portfolio and the complex structures of the originators (the three banks are the result of the merger of different financial institutions over the course of their corporate life), the originating banks did not provide specific UW guidelines.
- The standard of prudent lending in Spain is that mortgage loans are granted for primary residences with an LTV of 80% or less, a term of no more than 40 years and an age of the borrowers of less than 75 years at maturity.
- In the case of restructurings made after origination as a forbearance measure to make it easier for the borrower(s) to meet the monthly instalment, banks do not strictly apply loan-to-value guidelines, but try to offer an affordable instalment to the borrower regardless of the loan-to-value ratio.
- In general, UW decisions were appropriate and in line with prudent lending criteria, with the following exceptions:
  - In 4 cases at Abanca and 5 at Cajamar, UW decisions were not considered prudent, due to the high LTV at origination or the age of the borrower at maturity. This is common in Spanish RPL portfolios, especially in cases where the loan has been restructured.
  - In 1 case at Abanca and 1 case at Cajamar, there was no evidence recorded in the system or documentary support of the UW decision, which is common in portfolios of this nature due to the variety of initial originators and the UW decision may not have been correctly transferred from the initial originator to the current bank's system.

The results are in line with what is expected in a Spanish RPL portfolio, and with the outcome Quadrin has obtained in previous reviews of comparable portfolios.

5. SERVICING

- A sample of 20 NPL (+30 DPD at cut-off date) loans from Abanca, 20 from Cajamar, 50 from Pepper and 50 from Hispania was reviewed by Quadrin. Servicing activities performed by Sabadell were not reviewed, as it only performs servicing of loans until they reach 3 DPD.

i. Abanca Servicing Assessment

- In Quadrin's opinion, the servicing activity carried out by Abanca is generally adequate.
- Abanca is responsible for the servicing of the Xallas portfolio loans until they reach 150 DPDs.
- Amicable collection activity is carried out by bank branch staff, the internal collection department and the support of an external collection agency, Kruk Spain.
- The collection strategy is mainly based on getting the borrower to resume payments and reduce delinquency. Forbearance/restructuring measures are not offered proactively but are assessed upon request and require Balbec's approval. Restructurings under vulnerable conditions according to the Banking Good Code of Practice are properly assessed and all necessary documentation is available, as verified in 2 cases in the sample.
- Monthly loan statements are sent to borrowers informing them of the payment status of instalments, also serving as a reminder if any instalment is overdue and has not been paid.
- Abanca's internal department activity is well recorded in the system; however, Kruk's activity was not fully evidenced in Abanca's system between May and November 2024.
- None of the loans included in the sample were subject to legal proceedings at the date of the review, as the required amount in arrears (12 or 15 unpaid instalments) had not been reached in accordance with current mortgage regulations.

ii. Cajamar Servicing Assessment

- Overall, in Quadrin's opinion, the servicing activity carried out by Cajamar is adequate.
- Cajamar is responsible for servicing the loans in the Utrecht portfolio until they are 62 DPDs.
- The collection strategy is mainly based on getting the borrower to resume payments and reduce delinquency.
- The collection activity is carried out by the local Cajamar office, which incorporates the result of the collection activity into the Cajamar system. In 5 cases no evidence of collection notes was found; however, 4 of them were already performing at the date of review.
- In 11 cases evidence was found of restructurings carried out in the past. In 4 of the cases, the restructuring carried out was in line with vulnerability criteria. In these cases the application was properly documented and the vulnerability assessment had been carried out correctly.
- None of the sampled loans were subject to legal proceedings at the review date.

iii. Sabadell Servicing Assessment

- The assessment of Sabadell's servicing was not included in the scope of this review, as agreed with the Arranger, as it is responsible for servicing loans until they reach 3 DPDs only.

iv. Pepper Advantage Servicing Assessment

- In Quadrin's opinion, the servicing activities carried out by Pepper are generally adequate and in accordance with current internal procedures and good market practice, with no material non-compliance observed.
- Pepper is responsible for the servicing of loans in the Utrecht portfolio >62 DPD, the Xallas portfolio >150 DPD and the Dara portfolio > 3 DPD.
- The team dedicated to the amicable activity (1 coordinator and 9 amicable collectors) and special servicing (2 lawyers and 3 Asset Managers) is adequate for the servicing activity and the current perimeter under management.
- The collection activity is duly registered in Pepper's internal servicing system.

- The Asset Management team works in parallel to the legal action to find an amicable solution with the borrower, through DPOs (discounted payoff), arrears repayment plans and reactivation of loans, or restructurings. Any potential amicable proposal agreed with the borrower requires Balbec's subsequent approval.
- For situations of vulnerability involving possible restructuring according to the vulnerability criteria, the assessment is carried out by the originating bank, not by Pepper.
- The legal department keeps track of legal activity in Excel, and stores litigation documents in Pepper's internal folders. The tracker is updated every month with any recent progress in legal activity or to assess whether legal action can be initiated.
- In the case of the Dara perimeter, loans must first be transferred to Cabin SPV to initiate legal action. In some cases, the transfer has been delayed as the Land Registry needs to register the new lien holder first. Banco Sabadell has a document processing company that facilitates the provision of the necessary documentation to initiate legal action.
- Regarding Xallas, no major issues are becoming evident to initiate legal action as the required documents to prepare the claim were diligently provided.
- In Utrecht, there was some delay in initiating legal action due to delays by Cajamar in providing the required documentation (deeds of origin and certificates of indebtedness). However, the interaction with Cajamar has improved significantly in recent times, so the delay is expected to be resolved shortly.

v. Hispania Asset Management Servicing Assessment

- The servicing activities carried out by Hispania are generally adequate in Quadrin's opinion and in accordance with established internal procedures and good market practice, with no material non-compliance observed.
- Hispania is responsible for the servicing of the loans in the Utrecht portfolio >62 DPD and the Xallas portfolio >150 DPD.
- The Servicer has a dedicated team for the servicing of the portfolios, consisting of 2 Asset Managers and 1 FTE in support. There will also be a dedicated lawyer, who will handle the legal procedures. The team structure is appropriate for the current service activity and perimeter under management.
- The collection contact is duly recorded on Hispania's servicing platform (HAMS). Hispania has not provided the record of previous collections held by the originating banks or Pepper. In two cases no contact details were provided, so Hispania is trying to enrich the data provided through skip tracing activities to collect valid contact details.
- Hispania does not assess vulnerable restructurings, as this should be done by the originating bank.
- Any amicable restructuring proposal requires Balbec's approval. In the sample reviewed, no evidence of any restructuring / forbearance agreement was found.
- The current perimeter managed by Hispania is composed of loans from Utrecht and Xallas.
- For the legal action process in the Utrecht cases, there is a backlog due to on the part of Cajamar in providing the required documentation (deeds of origination and deeds of debt certificates). However, the interaction has improved significantly in recent times and the delay is expected to be resolved shortly.
- Regarding Xallas, a backlog is also evident due to a delay with the power of attorney to be provided by Abanca, which has been finally signed in February 2025. Therefore, it is expected that the legal process will be significantly accelerated in the coming months.

The Servicing performed by the originating banks and the two Servicers is in line with good market practices and with the internal guidelines provided, and no regulatory breaches have been identified.

6. COMPLAINTS HANDLING

- Complaints are managed by the originating banks and not by the Servicers, which only provide assistance to the originating banks with any communication or support required for the correct management of complaints.
- As regulated entities, the originating banks have a specific Customer Service Centre, that complies with the Bank of Spain regulations applicable in this area.
- In the last 6 months, Abanca has received 13 complaints in the Xallas perimeter:
  - 11 related to mortgage origination fees, declared abusive by the Court of Justice of the European Union.
  - 1 related to the delay in assessing a restructuring proposal.
  - 1 related to the provision of requested documentation.

- In the last 6 months, Cajamar has received 4 complaints in the Utrecht perimeter:
  - 2 related to mortgage originaiton fees, declared abusive by the Court of Justice of the European Union.
  - 1 requesting information on the outstanding balance of the loan.
  - 1 related to a personal loan granted in the past to repay outstanding mortgage loan arrears.

The nature of the complaints is usual in this type of portfolio, specifically with regard to mortgage origination fees.

7. REGULATORY COMPLIANCE

- Quadrin has not evidenced any non-compliance in the origination and servicing of loans by the designated originating banks and servicers, relating to compliance with applicable Bank of Spain / ECB regulations and KYC / AML regulations.
- Furthermore, the operating procedures followed by the banks and servicers are in line with good market practice.
- Quadrin has found no evidence in the samples reviewed of borrowers' contact with debtors' associations such as the PAH.
- Regarding vulnerability situations, the banks correctly follow the established procedure and adhere to the regulations in force under the Code of Good Practices regulation.

Loans have been originated and are being serviced in compliance with Bank of Spain / ECB regulations applicable and with the KYC / AML regulations.

8. LITIGATION

- Any dispute or legal claim brought by a borrower against the originating bank is handled by the bank in question.
- Most of the claims received by the banks are related to mortgage origination fees, where the bank has failed to meet the prior claim made for the payment of such fees in accordance with the ruling of the Court of Justice of the EU.
- Since June 2024, Abanca has received 13 claims, all of them for mortgage origination fees, with claimed amounts ranging from €300 to €3.7k. In 5 cases there is already a first court ruling, all of them against Abanca, which will have to pay the amount claimed as well as the legal costs of the plaintiff.
- Cajamar has received 25 lawsuits in 2024, all of them for mortgage origination fees, late payment interest, floor rate and any other clause in the mortgage contract that has been declared abusive by the Court of Justice of the EU.
- All lawsuits are handled through the civil jurisdiction.
- In Quadrin's opinion, the litigation is well managed.

These types of legal claims are now frequent among Spanish banks, after the Court of Justice of the European Union ruled that some of the clauses applied by banks to consumers were abusive and entitled the consumer to seek redress.